EXHIBIT 23.1


INDEPENDENT  AUDITORS'  CONSENT



We consent to the incorporation by reference in the Registration Statement (No. 333-113889) on Form S-8 of Apollo Gold Corporation of our report dated March 5, 2004, appearing in this Annual Report on Form 10-K of Apollo Gold Corporation for the year ended December 31, 2003.



/s/ Deloitte & Touche LLP


March  30,  2004
Vancouver,  British  Columbia


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